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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                January 15, 1998
             -------------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)



                                  BioSepra Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
             -------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-23678                                                 04-3216867
------------------------                                    -------------------
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


111 Locke Drive, Marlborough, Massachusetts                       01752
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(Address of Principal Executive Offices)                        (Zip Code)



                                 (508) 357-7500
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              (Registrant's Telephone Number, Including Area Code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     Attached is an unaudited and pro forma consolidated condensed balance sheet of BioSepra Inc. (the "Registrant") as of November 30, 1997. The attached consolidated condensed balance sheet as of November 30, 1997 gives effect to the recognition by the Registrant of $3,000,000 of contract revenue which has been treated as a liability of the Registrant through November 30, 1997. The Registrant intends to recognize the $3,000,000 of contract revenue in December 1997. The revenue was the result of payments received by the Registrant from Beckman Instruments, Inc. ("Beckman") pursuant to a Joint Distribution and Development Agreement dated as of March 14, 1995 (the "Beckman Agreement"). Under the terms of the Beckman Agreement, the Registrant would be required to refund the payments under certain circumstances. In December 1997, the Beckman Agreement was amended such that the amounts received from Beckman in 1995 are no longer refundable.

     The attached financial information has been prepared by the Registrant at the request of Nasdaq to demonstrate compliance with the Nasdaq National Market maintenance requirements. This financial information should be read in conjunction with the Registrant's Consolidated Financial Statements for the year ended December 31, 1996 and related notes filed by the Registrant with the Securities and Exchange Commission.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          (i)   Financial Data Schedule.

          (ii) Consolidated Condensed Balance Sheet and Pro Forma Balance Sheet at November 30, 1997 (unaudited).



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 1998             BIOSEPRA INC.


                                   By: /s/ Jean-Marie Vogel
                                       --------------------------------------
                                        Jean-Marie Vogel
                                        President and
                                             Chief Executive Officer




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                                     EXHIBIT



27.1      Financial Data Schedule

99.1 Consolidated Condensed Balance Sheet and Pro Forma Balance Sheet at November 30, 1997 (unaudited)